EXHIBIT 10 (a)
EXECUTION COPY
AMENDMENT NO. 1
     This AMENDMENT NO. 1, dated as of December 19, 2007 (this “Amendment”), is by and among CMS Energy Corporation, a Michigan corporation (the “Borrower”), the financial institutions parties to the “Credit Agreement” (defined below) as lenders (the “Lenders”), and Citicorp USA, Inc. (“CUSA”), as administrative agent (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrower, the Lenders, the Administrative Agent and CUSA, as collateral agent, have entered into a Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not defined herein are used as defined in the Credit Agreement);
     WHEREAS, the Borrowers, the requisite number of Lenders under Section 11.01 of the Credit Agreement and the Administrative Agent have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the requisite number of Lenders under Section 11.01 of the Credit Agreement and the Administrative Agent agree as follows:
     1. Amendment to Credit Agreement. Subject to the conditions set forth in Paragraph 2 hereof, the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement in its entirety as follows:
     “Consolidated EBITDA” means, with reference to any period, the pretax operating income of the Borrower and its Subsidiaries (“Pretax Operating Income”) for such period plus, to the extent included in determining Pretax Operating Income (without duplication), (i) depreciation, depletion and amortization, (ii) non-cash write-offs and write-downs, including, without limitation, write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts, (ii) non-cash gains or losses on mark-to-market valuation of contracts and (iv) the cash or non-cash costs and expense charges related to the termination, buy-out or amendment of electricity sales agreements associated with Dearborn Industrial Generation, L.L.C. and/or CMS ERM Michigan LLC, or other agreements related thereto in an aggregate amount not to exceed $325,000,000 during the life of the Agreement, in each case in accordance with GAAP consistently applied, all calculated for the Borrower and its Subsidiaries on a consolidated basis for such period; provided, however, that Consolidated EBITDA shall not include any operating income attributable to that portion of the revenues of Consumers dedicated to the repayment of the Securitized Bonds.

     2. Conditions to Effectiveness. The amendments contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:
     (a) The Administrative Agent shall have received duly executed counterparts hereof from each of the requisite number of Lenders under Section 11.01 of the Credit Agreement, the Administrative Agent and the Borrower.
     (b) As of the date hereof, all representations and warranties contained in this Amendment shall be true and correct in all material respects.
     (c) As of the date hereof no event shall have occurred and be continuing which constitutes an Event of Default or a Default.
     3. Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Except as specifically set forth above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     4. Miscellaneous.
     (a) Representations and Warranties. The Borrower represents and warrants that:
     (i) The representations and warranties contained in Section 7.01 of the Credit Agreement (other than those contained in subsection (f) thereof) are correct in all material respects on and as of the date hereof (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date), and no event has occurred and is continuing that constitutes a Default or an Event of Default;
     (ii) Each Loan Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment;
     (iii) No consent of any other person, including, without limitation, shareholders or creditors of any Loan Party, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;

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     (iv) This Amendment has been duly executed and delivered by a duly authorized officer on behalf of the Loan Parties party thereto, and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and
     (v) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to any Loan Party or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.
     (b) No Waiver. Nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Defaults or Events of Default, and the Lenders and the Administrative Agent reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.
     (c) Costs and Expenses. The Borrower agrees to pay all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, execution and enforcement of this Amendment.
     (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     (e) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
[signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President & Treasurer

CITICORP USA, INC., as Administrative Agent
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower
By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent
By:	/s/ Shannon Sweeney
	Name:	Shannon Sweeney
	Title:	Vice President

CITIBANK, N.A., as a Lender
By:	/s/ Shannon Sweeney
	Name:	Shannon Sweeney
	Title:	Vice President

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Bryan Read
	Name:	Bryan Read
	Title:	Vice President

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Michael DeForge
	Name:	Michael DeForge
	Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:
Name:
Title:

JPMORDAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ FREDRICK W. PRICE
	Name:	FREDRICK W. PRICE
	Title:	MANAGING DIRECTOR

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:	/s/ FRANCIS J. DELANEY
	Name:	FRANCIS J. DELANEY
	Title:	Managing Director

By:	/s/ DENIS O’MEARA
	Name:	DENIS O’MEARA
	Title:	Managing Director

SUNTRUST BANK, as a Lender
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Illegible
Name:
Title:

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Sherrie I. Manson
	Name:	Sherrie I. Manson
	Title:	Senior Vice President

COMERICA BANK, as a Lender
By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:	/s/ BLAKE ARNETT
	Name:	BLAKE ARNETT
	Title:	VICE PRESIDENT

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

LASALLE BANK MIDWEST, N.A., as a Lender
By:	/s/ GREGORY E. CASTLE
	Name:	GREGORY E. CASTLE
	Title:	FIRST VICE PRESIDENT

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Laurence Lapeyre
	Name:	Laurence Lapeyre
	Title:	Associate

FIFTH THIRD BANK, as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:	/s/ BRIAN JELINSKI
	Name:	BRIAN JELINSKI
	Title:	AVP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

BAYERISCHE LANDESBANK, as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

BAYERISCHE LANDESBANK, as a Lender
By:	/s/ John Gregory /s/ Nikolal von Mengden
	Name:	John Gregory Nikolal von Mengden
	Title:	First Vice President Senior Vice President

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

HUNTINGTON NAITONAL BANK, as a Lender
By:	/s/ Patrick Barbour
	Name:	Patrick Barbour
	Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORP., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

HUNTINGTON NAITONAL BANK, as a Lender
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:	/s/ Pedro Ramirez
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORP., as a Lender
By:
Name:
Title:

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

SUMITOMO MITSUI BANKING CORP., as a Lender
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Joint General Manager

Signature Page to Amendment No. 1 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)